SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2004

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission file Number)	(IRS Employer ID Number)

8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                     (919) 862-1000

Item 5.	Other Events and Regulation FD Disclosure

On January 28, 2004, Salix Pharmaceuticals, Ltd. (the “Registrant”) issued a press release announcing that the Registrant will report fourth quarter and year ended December 31, 2003 financial results before the market opens on Tuesday, February 3, 2004.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated January 28, 2004, announcing that the Registrant will report fourth quarter and year ended December 31, 2003 financial results before the market opens on Tuesday, February 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2004	SALIX PHARMACEUTICALS, LTD. By: /s/ Adam C. Derbyshire Adam C. Derbyshire Senior Vice President and Chief Financial Officer